                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /x/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                            DREAMLIFE, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)


Payment of Filing Fee (Check the appropriate box):


/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                N.A.
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                N.A.
                ----------------------------------------------------------
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                N.A.
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                N.A.
                ----------------------------------------------------------
           (5)  Total fee paid:
                N.A.
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.
           N.A.
           ---------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                N.A.
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                N.A.
                ----------------------------------------------------------
           (3)  Filing Party:
                N.A.
                ----------------------------------------------------------
           (4)  Date Filed:
                N.A.
                ----------------------------------------------------------
                                 dreamlife, inc.

                               888 SEVENTH AVENUE
                                   13TH FLOOR
                            NEW YORK, NEW YORK 10106
               TELEPHONE (212) 887-6869, FACSIMILE (212) 554-9873


                                                               December 19, 2001



To Our Stockholders:

         By Notice dated November 26, 2001 and accompanying Proxy Statement you were informed of a Special Meeting of Stockholders of our corporation to be held on December 19, 2001. The purpose of the Special Meeting was to change our corporate name from dreamlife, inc. to Eos Holdings, Inc.

         This is to inform you that the Special Meeting has been adjourned to December 31, 2001 because we were informed that the name Eos Holdings, Inc. is not available in the State of Delaware.

         In September 2001, we requested our counsel, Gibbons, Del Deo, Dolan, Griffinger & Vecchione, to ascertain the availability of the name Eos Holdings, Inc. along with several other potential new names for the corporation. Our counsel employed the services of CSC / The United States Corporation Company ("CSC"), a national corporate service firm, to check the availability of the proposed names with the office of the Delaware Secretary of State. Our counsel received written confirmation from CSC that the name Eos Holdings, Inc. was available.

         On October 22, 2001 we instructed our counsel to reserve the name Eos Holdings, Inc. and to commence the process of holding the Special Meeting. Counsel again received written confirmation from CSC that the name Eos Holdings, Inc. was reserved for a period of 30 days. Counsel subsequently requested and received confirmation from CSC that the reservation was extended on November 16, 2001. When counsel requested CSC to renew the reservation a second time, counsel was informed by CSC that the name Eos Holdings, Inc. was not available in Delaware due to a conflict with the name Eos Holdings, LLC, another existing Delaware entity.

         CSC further informed our counsel that while it had confirmed the availability and reservation of the name Eos Holdings, Inc. on three prior occasions, these confirmations were based upon erroneous communications with the Delaware Secretary of State on all of such occasions.

         While CSC has admitted that it is fully responsible for these errors, it is nonetheless embarrassing for us to have to report this information to you.

         Today, we adjourned the Special Meeting until December 31, 2001 at 10:00 a.m. Eastern Standard Time at the offices of Gibbons, Del Deo, Dolan, Griffinger & Vecchione, 125 West 55th Street, 11th Floor, New York, New York 10019. Our Board of Directors has approved the new name "Eos International, Inc.", which has been reserved in Delaware, in lieu of "Eos Holdings, Inc."

         The Board of Directors recommends that when the Special Meeting reconvenes, our stockholders vote to APPROVE OUR CHANGE of name to Eos International, Inc. The only amendment to the Charter will be to change the corporate name. After an amendment to the Charter is effective, Article FIRST of the Charter will read in its entirety as follows:

                  "FIRST: The name of the corporation (hereinafter called the "Corporation") is Eos International, Inc."

         The October 24, 2001 record date has not changed and only stockholders of record as of that date will be entitled to vote at the Special Meeting.

         A new proxy card is enclosed IF YOU PREVIOUSLY SUBMITTED A PROXY CARD SUCH CARD WILL NOT BE USED WHEN THE MEETING RESUMES ON DECEMBER 31, 2001.

         If a proxy is properly signed by a stockholder and is not revoked, the shares represented thereby will be voted when the Special Meeting resumes in the manner specified on the proxy, or if no manner is specified with respect to any matter therein, such shares will be voted by the persons designated therein (a) "FOR" the change of the Corporation's name from "dreamlife, inc." to "Eos International, Inc."; and (b) in connection with the transaction of such other business as may PROPERLY be brought before the meeting, in accordance with the judgment of the person or persons voting the proxy.

         VOTES WILL NOT BE considered cast, however, if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot.

         The proxy may be revoked by the stockholder at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Corporation, by duly executing and delivering to the Secretary of the Corporation a proxy bearing a later date or by voting in person when the Special Meeting resumes.

         STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, SIGN AND DATE THE ENCLOSED REPLACEMENT PROXY CARD AND RETURN IT PROMPTLY BY MAIL IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                          Sincerely,



                                          James M. Cascino
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

--------------------------------------------------------------------------------


                                 dreamlife, inc.
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, and does hereby appoint James M. Cascino and Peter A. Lund, and each of them, or such person or persons as they or any of them may substitute and appoint as proxy or proxies of the undersigned, to represent the undersigned and to vote all shares of dreamlife, inc. Common Stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of dreamlife, inc. to be held on Monday, December 31, 2001 at 10:00 a.m. (adjourned from December 19, 2001) and at all further adjournments of such meeting.

THE PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, PROXIES WILL BE VOTED FOR PROPOSALS 1 AND 2.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


--------------------------------------------------------------------------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         SPECIAL MEETING OF SHAREHOLDERS
                                 dreamlife, inc.

                                DECEMBER 31, 2001

                        (Adjourned from December 19, 2001)


               *  Please Detach and Mail In the Envelope Provded  *

--------------------------------------------------------------------------------

       PLEASE MARK YOUR
A /X/  VOTES AS IN THIS
       EXAMPLE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.


Proposal 1.                                           FOR   AGAINST   ABSTAIN
     To approve the change of the corporation's       / /     / /       / /
     name from "dreamlife, inc." to "Eos
     International, Inc."

Proposal 2.
     In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



Signature(s)______________________  _____________________ Dated:__________, 2001
NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If as a corporation, please sign in corporate name by president or other authorized officer. If as a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------